SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 and 15(d) of the
                         Securities Exchange Act of 1934


     Date of Report (date of earliest event reported): September 19th, 2000

                          ANYTHING INTERNET CORPORATION
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              Exact Name of Registrant as Specified in its Charter)


             COLORADO                                  84-1425882
             ----------------------------         --------------------
             (State or other jurisdiction          (I.R.S. Employer
                 of incorporation)                 Identification No.)


        10333 E. Dry Creek Road Suite 270             Englewood, CO 80112
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     (Address of Principal Executive Offices)             (Zip Code)


       Registrant's telephone number, including area code: (303) 662-0900

                                 Not Applicable
--------------------------------------------------------------------------------
(Former Name, Former Address or Former Fiscal Year, if Changed From Last Report)




ITEM  5.   OTHER  EVENTS

On September 19th, 2000, the registrant, Anything Internet Corporation. appointed Edgar P. Odenwalder III to its Board of Directors pursuing the merger agreement between Anything Internet Corporation and Inform Worldwide Inc. Mr. Odenwalder is the President of Inform Worldwide, Inc., a wholly owned subsidiary acquired by Anything Internet Corporation as of June 30th, 2000. Please refer to July 17th, 2000 8K filing regarding information on the merger.

Mr. Odenwalder founded Inform Worldwide Inc. in 1996 and served as the President of Inform Worldwide, Inc. before joining the Company on June 29th, 2000. Prior to 1996, Mr. Odenwalder held senior positions with Convergent Group, a provider of geo-technology services and McDonnell Douglas Communications Company. Mr. Odenwalder holds BS and MS degrees in forestry and computer science from Colorado State University.

Mr. Donald Prosser, CFO, Treasurer and Secretary, and Director, resigned on September 19th, 2000 to pursue other business interest.


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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Anything  Internet  Corporation.


Dated:  September  19th,  2000         By:  /s/  Larry  G.  Arnold
                                            ------------------------------------
                                            Larry  G.  Arnold,  CEO  &
                                            Chairman  of  the  Board


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